Share-Based Payments	6 Months Ended
Jun. 30, 2020
Share-Based Payments [Abstract]
Share-Based Payments

Note 4 - Share-Based Payments

a.	In March 2020, the Company issued options to purchase 294,828 ADSs to Yoav Stern, the Company's CEO, with an exercise price of $1.09 per ADS. 99.9% of the options vest at the grant date, and the remaining options will vest 3 years after the grant date. See also note 9.b regarding forfeiting of those options after the reporting date.

b.	In May and June 2020, the Company issued options to purchase 3,247,000 ADSs to employees, consultants and officers of the Company at an exercise price of $0.70 per ADS. In addition, the Company issued 778,000 restricted share units to employees of the Company. The share options and restricted share units vest over a period of three years.

c.	The fair value of the aforesaid share options was estimated on the grant date using the Black-Scholes-Merton option pricing model. The following is the data used in determining the fair value of the share options:

	Options- CEO	Options- Employees, Officers, Consultants	RSUs- Employees
Grant Month	March	May, June	May, June
Number of share options granted (ADSs)	294,828	3,247,000	778,000
Fair value at the grant date (thousands of USD)	182	4,254	2,065
Range of share price (USD)	1.09	0.839 – 2.67	2.12 – 2.67
Range of exercise price (USD)	1.09	0.70	0
Range of expected share price volatility	63.43%	67.77%-80.57%	NA
Range of estimated life (years)	7	4.00-7.00	NA
Range of weighted average of risk-free interest rate	0.36%	0.362%-0.625%	NA
Expected dividend yield	--	--	--

Expenses in the amount of $945,000 were recognized as a salary expense in the six month period ended June 30, 2020 ($193,000 in the six month period ended June 30, 2019).

d.	Regarding additional share-based payment transactions after the reporting date, see Note 9.